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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 10, 2000

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                         HERITAGE PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


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
              DELAWARE                                 1-11727                              73-1493906
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)



               8801 SOUTH YALE AVENUE, SUITE 310
                        TULSA, OKLAHOMA                                           74137
           (Address of principal executive offices)                            (Zip Code)
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       Registrant's telephone number, including area code: (918) 492-7272

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ITEM 5.           OTHER EVENTS.

                  This Form 8-K/A amends the Form 8-K of Heritage Propane Partners, L.P. (the "Company") dated August 10, 2000 and filed with the Securities and Exchange Commission (the "Commission") on August 23, 2000, as amended by the Form 8-K/A of the Company dated August 10, 2000 and filed with the Commission on October 24, 2000, by filing the consents included herewith as Exhibits 23.1, 23.2, 23.3 and 23.4.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

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
             EXHIBIT NUMBER                                               DESCRIPTION
             --------------                                               -----------
                  23.1                                    Consent of Deloitte & Touche LLP.

                  23.2                                    Consent of Deloitte & Touche LLP.

                  23.3                                    Consent of Ernst & Young LLP.

                  23.4                                    Consent of Arthur Andersen LLP.
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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             HERITAGE PROPANE PARTNERS, L.P.

                             By: Heritage Holdings, Inc., General Partner


Date: July 26, 2001              By: /s/ LARRY J. DAGLEY
                                    --------------------------------------------
                                         Larry J. Dagley
                                         Vice President, Chief Financial Officer
                                         and officer duly authorized to sign on
                                         behalf of the registrant



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                                 EXHIBIT INDEX

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
EXHIBIT NUMBER                                      DESCRIPTION
--------------                                      -----------
     23.1                                  Consent of Deloitte & Touche LLP.

     23.2                                  Consent of Deloitte & Touche LLP.

     23.3                                  Consent of Ernst & Young LLP.

     23.4                                  Consent of Arthur Andersen LLP.
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